Exhibit 21.1

Subsidiary	Jurisdiction of Organization
CubeSmart, L.P.	Delaware
Acquiport/Amsdell IV, LLC	Delaware
Acquiport/Amsdell VI, LLC	Delaware
Lantana Property Owner’s Association, Inc.	Florida
U-Store-It Development LLC	Delaware
CubeSmart TRS, Inc.	Ohio
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
USI II, LLC	Delaware
USI Overseas Development Holding L.P.	Delaware
USI Overseas Development LLC	Delaware
USIFB LP	London
USIFB LLP	London
YASKY LLC	Delaware
YSI I LLC	Delaware
YSI II LLC	Delaware
YSI III LLC	Delaware
YSI IV LLC	Delaware
YSI IX GP LLC	Delaware
YSI IX LP	Delaware
YSI IX LP LLC	Delaware
CubeSmart Management, LLC	Delaware
YSI V LLC	Delaware
YSI VI LLC	Delaware
YSI VII GP LLC	Delaware
YSI VII LP	Delaware
YSI VII LP LLC	Delaware
YSI VIII GP LLC	Delaware
YSI VIII LP	Delaware
YSI VIII LP LLC	Delaware
YSI X GP LLC	Delaware
YSI X LP	Delaware
YSI X LP LLC	Delaware
YSI XI GP LLC	Delaware
YSI XI LP	Delaware
YSI XI LP LLC	Delaware
YSI XII GP LLC	Delaware
YSI XII LP	Delaware
YSI XII LP LLC	Delaware
YSI XIII GP LLC	Delaware
YSI XIII LP	Delaware
YSI XIII LP LLC	Delaware
YSI XIV GP LLC	Delaware
YSI XIV LP	Delaware
YSI XIV LP LLC	Delaware
YSI XV LLC	Delaware
YSI XVI LLC	Delaware
YSI XVII GP LLC	Delaware

YSI XVII LP	Delaware
YSI XVII LP LLC	Delaware
YSI XX GP LLC	Delaware
YSI XX LP	Delaware
YSI XX LP LLC	Delaware
YSI XXI LLC	Delaware
YSI XXIII LLC	Delaware
YSI XXIV GP LLC	Delaware
YSI XXIV LP LLC	Delaware
YSI XXIX GP LLC	Delaware
YSI XXIX LP	Delaware
YSI XXIX LP LLC	Delaware
YSI XXV GP LLC	Delaware
YSI XXV LP	Delaware
YSI XXV LP LLC	Delaware
YSI XXVI GP LLC	Delaware
YSI XXVI LP	Delaware
YSI XXVI LP LLC	Delaware
YSI XXVII GP LLC	Delaware
YSI XXVII LP	Delaware
YSI XXVII LP LLC	Delaware
YSI XXVIII GP LLC	Delaware
YSI XXVIII LP	Delaware
YSI XXVIII LP LLC	Delaware
YSI XXX LLC	Delaware
YSI XXXI LLC	Delaware
YSI XXXII LLC	Delaware
YSI XXXIII LLC	Delaware
YSI XXXIIIA LLC	Delaware
YSI XXXIV LLC	Delaware
YSI XXXV LLC	Delaware
YSI XXXVII LLC	Delaware
YSI XXXVIII LLC	Delaware
YSI XXXIX LLC	Delaware
YSI XXXX LLC	Delaware
YSI XXXXI LLC	Delaware
YSI XXXXII LLC	Delaware
YSI XXXXIII LLC	Delaware
YSI XXXXIV LLC	Delaware
YSI XXXXV LLC	Delaware
YSI XXXXVI LLC	Delaware
YSI XXXXVII LLC	Delaware
YSI XXXXVIII LLC	Delaware
YSI XLIX LLC	Delaware
YSI L LLC	Delaware
YSI Venture LP LLC	Delaware
YSI Venture GP LLC	Delaware
YSI-HART Limited Partnership	Delaware
YSI HART TRS, Inc.	Delaware
CubeSmart Asset Management, LLC	Delaware
Property Guard, LLC	Delaware
YSI Burke Lake, LLC	Delaware
CS Venture I, LLC	Delaware
United-HSRE I, L.P.	Delaware

Storage Partners of Montgomeryville, L.P.	Delaware
Montgomeryville GP II, LLC	Delaware
Storage Partners of Conshocken, L.P.	Delaware
Conshocken GP II, LLC	Delaware
Storage Partners of Freehold II, LLC	Delaware
Freehold MT, LLC	Delaware
Storage Partners of Coconut Creek II, LLC	Delaware
Lyons Creek MT, LLC	Delaware
Storage Partners of Langhorne II, L.P.	Delaware
Langhorne GP II, LLC	Delaware
Langhorne MT, LLC	Delaware
Storage Partners of Fairfax II, LLC	Delaware
Fairfax MT, LLC	Delaware
Storage Partners of Vienna II, LLC	Delaware
Vienna MT, LLC	Delaware
Storage Partners of West Hempstead II, LLC	Delaware
West Hempstead MT, LLC	Delaware
Storage Partners of Somerset, LLC	Delaware
Somerset MT, LLC	Delaware
East Coast Storage Partners, L.P.	Delaware
East Coast GP, LLC	Delaware
CubeSmart Leesburg, LLC	Delaware
CubeSmart New Rochelle, LLC	Delaware
CubeSmart Southern Blvd, LLC	Delaware
CubeSmart Boston Road, LLC	Delaware
CubeSmart East 135th , LLC	Delaware
CubeSmart Bartow, LLC	Delaware
CubeSmart Wilton, LLC	Delaware